                              EXHIBIT 23.1





                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






To Old Kent Financial Corporation:

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 Registration Statement of our report dated January 14, 1999 included in Old Kent Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.


                                   /s/Arthur Andersen LLP


Chicago, Illinois
  April 2, 1999